UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

NOBLE ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas		77067

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

This Current Report on Form 8-K/A amends and supplements Item 5.02 of the Current Report on Form 8-K filed by Noble Energy, Inc. (the “Company”) on December 6, 2004.

Item 1.01. Entry into a Material Definitive Agreement.

     The information set forth below in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 6, 2004, the Company filed a Current Report on Form 8-K announcing, among other things, the appointment of Mr. Chris Tong as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective January 1, 2005. On December 7, 2004, the Compensation Committee of the Board of Directors approved the material terms of Mr. Tong’s employment arrangement with the Company.

     Mr. Tong’s employment with the Company will be effective as of January 1, 2005 and is on an at-will basis. The material terms of Mr. Tong’s compensation arrangement with the Company are as follows:

     Mr. Tong’s initial base salary is $325,000 per year, and he is eligible to participate in the Company’s Annual Incentive Bonus Plan, the 1992 Stock Option and Restricted Stock Plan and the 2004 Long Term Incentive Plan. On January 1, 2005, Mr. Tong will be granted a cash signing bonus of $75,000 and the initial option to purchase, under the Company's 1992 Stock Option and Restricted Stock Plan, 25,000 shares of the Company’s common stock at fair market value in accordance with the subject plan, on the first day of Mr. Tong’s employment. Mr. Tong will receive an award of 159,000 performance units that are substantially identical to the performance units that have been granted under the Company’s 2004 Long Term Incentive Plan. Payment of such units will be based upon the Company’s 2004-2006 performance period. The award of performance units has been pro rated to reflect Mr. Tong’s actual service during the performance period. Mr. Tong will also receive a grant of 8,000 shares of the Company’s restricted common stock, all of which will vest 3 years from the date of grant (or upon Mr. Tong’s earlier death, disability or discharge by the Company without cause).

     Mr. Tong will also enter into a Change of Control Agreement with the Company with substantially similar terms as other senior executives of the Company. The multiplier under Mr. Tong’s Change of Control Agreement is 2.5, which entitles Mr. Tong to receive a lump sum of 2.5 times his annual cash compensation and up to 30 months of benefits if he is terminated under certain change of control circumstances described therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: December 13, 2004	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary